SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: FEBRUARY 16, 2005


                          ACTIVECORE TECHNOLOGIES, INC.
                          -----------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          NEVADA                     000-30397                65-6998896
          ------                     ---------                ----------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

                        156 FRONT STREET WEST, SUITE 210
                            TORONTO, ONTARIO, M5J 2L6
                            -------------------------
                    (Address of principal executive offices)

                                 (416)-252-6200
                                 --------------
                (Registrant's Executive Office Telephone Number)


Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)




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FEBRUARY 9, 2005

CHANGE IN ACCOUNTANT, FINANCIAL STATEMENTS AND EXHIBITS


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Subsequent to the 8k dated February 9, 2005 announcing a change in auditors the company has received a copy of correspondence from the former auditor to the SEC.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits


EXHIBIT NUMBER      DESCRIPTION
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16.1                Letter from Weinberg & Company P.A. to the Securities and
                    Exchange Commission dated February 16, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 16, 2005                IVP TECHNOLOGY CORPORATION


                                          By:      /s/ Peter J. Hamilton
                                          Name:    Peter J. Hamilton
                                          Its:     President and CEO


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